Nassau Life and
Annuity Company
(a wholly owned subsidiary of
The Nassau Companies)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life and Annuity Company:

Opinions

We have audited the financial statements of Nassau Life and Annuity Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties,the supplementary insurance information, and the supplementary schedule – reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022
Assets:
Bonds	$2,750,917	$2,047,937
Preferred stock	5,037	5,037
Common stock	66,189	15,757
Cash, cash equivalents and short-term investments	139,832	86,044
Mortgage loans	491,500	282,849
Contract loans	3,564	3,570
Derivatives	62,540	16,016
Receivables for securities	9,424	301
Derivative collateral	29,976	33,812
Other invested assets	279,001	131,218
Total cash and invested assets	3,837,980	2,622,541
Deferred and uncollected premium	2,167	2,432
Due and accrued investment income	27,738	18,041
Current federal and foreign income tax	12,870	12,870
Reinsurance recoverable	56	1,061
Receivable from affiliate	2,108	7,271
Deferred tax asset	3,366	2,824
Funds held or deposited with reinsured companies	48,011	48,274
Other assets	4,261	9,367
Separate account assets	5,377	4,615
Total assets	$3,943,934	$2,729,296

Liabilities:
Reserves for future policy benefits	$812,685	$589,088
Contract claims	6,800	5,983
Interest maintenance reserve (“IMR”)	6,418	7,024
Asset valuation reserve (“AVR”)	34,656	12,132
Reinsurance payables	3,397	8,463
Payable to affiliate	13,666	9,416
Payable for securities	718	29,327
Funds held under reinsurance treaties	2,838,173	1,933,052
Other liabilities	46,226	9,308
Separate account liabilities	5,377	4,615
Total liabilities	3,768,116	2,608,408

Capital and surplus:
Common stock, $100 par value (40,000 shares authorized; 25,000 shares issued and outstanding)	2,500	2,500
Paid-in surplus	320,984	241,986
Unassigned surplus	(147,666)	(123,598)
Total capital and surplus	175,818	120,888
Total liabilities, capital and surplus	$3,943,934	$2,729,296

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022	2021
Income:
Premium and annuity considerations	$288,891	$223,783	$195,985
Net investment income and amortization of IMR	155,726	87,953	54,334
Commissions and expense allowances on reinsurance ceded	129,561	102,375	85,285
Reserve adjustments on reinsurance ceded	237	172	76
Other income	1,797	815	410
Total income	576,212	415,098	336,090

Current and future benefits:
Policyholder benefits	154,378	135,964	52,978
Change in reserves for future policy benefits	224,287	150,267	141,296
Net transfers to (from) separate accounts	47	(179)	(73)
Total current and future benefits	378,712	286,052	194,201

Operating expenses:
Direct and assumed commissions	142,827	109,549	238,392
Interest expense on funds withheld	111,121	43,366	32,057
Reinsurance consideration on MODCO assumed	(89,062)	(92,782)	(17,417)
Other operating expenses	32,078	23,718	19,072
Miscellaneous taxes, licenses and fees	1,887	2,261	10,777
Total operating expenses	198,851	86,112	282,881
Net gain (loss) from operations before federal income taxes	(1,351)	42,934	(140,992)
Federal income tax expense (benefit)	—	446	(9,646)
Realized capital gains (losses), net of income taxes and IMR	(15,990)	1,329	7,527
Net income (loss)	(17,341)	43,817	(123,819)

Changes in capital and surplus:
Change in net unrealized capital gains (losses)	15,592	(37,067)	6,392
Change in deferred income tax	12,423	(7,472)	23,490
Change in asset valuation reserve	(22,525)	15,149	(16,521)
Change in non-admitted assets	(7,369)	(4,964)	(25,102)
Paid-in surplus	79,000	—	150,000
Other surplus changes	(4,850)	(5,093)	(5,104)
Net increase (decrease) in capital and surplus	54,930	4,370	9,336
Capital and surplus, beginning of year	120,888	116,518	107,182
Capital and surplus, end of year	$175,818	$120,888	$116,518

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022	2021
Cash provided by (used for) operations:
Premium and annuity considerations	$1,346,811	$1,000,531	$864,994
Net investment income	138,326	78,332	53,591
Other income	8,870	8,521	8,438
Claims and benefits	(318,405)	(235,423)	(146,142)
Commissions and other expenses	(79,143)	(45,019)	(249,790)
Net transfers from (to) separate accounts	(47)	179	73
Federal income tax recovered (paid)	—	(45)	1,357
Net cash provided by (used for) operations	1,096,412	807,076	532,521

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	146,474	132,845	288,339
Proceeds from sales, maturities and repayments of stocks	—	3,230	—
Proceeds from sales, maturities and repayments of mortgage loans	23,804	3,002	1,586
Proceeds from sales, maturities and repayments of other invested assets	12,909	122,322	1,262
Proceeds from sales, maturities and repayments of other investments	5,257	12,261	—
Cost of bonds acquired	(878,881)	(734,073)	(841,487)
Cost of stocks acquired	(53,875)	(2,313)	(102)
Cost of mortgage loans acquired	(233,485)	(110,480)	(119,739)
Cost of other invested assets acquired	(162,944)	(142,866)	(63,248)
Miscellaneous applications	(38,221)	(56,518)	(7,568)
Net decrease (increase) in contract loans	6	37	113
Net cash provided by (used for) investments	(1,178,956)	(772,553)	(740,844)

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus, less treasury stock	79,000	—	150,000
Other cash provided (applied)	57,332	(3,301)	18,497
Net cash provided by (used for) financing and miscellaneous sources	136,332	(3,301)	168,497
Net change in cash and short-term investments	53,788	31,222	(39,826)
Cash and short-term investments, beginning of year	86,044	54,822	94,648
Cash and short-term investments, end of year	$139,832	$86,044	$54,822

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

NLA’s products include non-participating life insurance products, such as term life, whole life, universal life and variable universal life. The Company’s products also include fixed indexed annuities and deferred fixed annuities. The Company has accident and health insurance products in force, primarily Medicare Supplement and Medicare Select, but does not market or issue this business. NLA is licensed to sell life, annuity, and accident and health (“A&H”) products in 46 states and the District of Columbia.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies which are used by NLA in the preparation of its statutory financial statements are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life and variable universal life contracts, premiums or deposits are recognized as revenue, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTA”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company's ability to continue as a going concern and concluded that there is not substantial doubt about the Company's ability to continue as a going concern.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Liquidity and regulatory capital requirements

NLA is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NLA has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

The Company has three investments in subsidiaries that are classified as common stock. Nassau Life Insurance Company of Kansas (“NKS”) is a life insurance company that was received as a capital contribution effective June 30, 2020. The Company admits the underlying statutory capital and surplus as common stock in affiliate in accordance with Paragraph 8bi of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities. The second investment relates to a captive subsidiary, Lynbrook Re, Inc. (“Lynbrook”), which was formed during 2019. NLA has admitted no value in this subsidiary as of December 31, 2023 or 2022. The third investment, Nassau Life and Annuity Company ABS D-I LLC (“ABS D”), is an investment SPV that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. The Company considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NLA’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $28.5 million, $(38.4) million and $6.2 million as of December 31, 2023, 2022 and 2021, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The Company had no unrealized gain/(loss) during the period representing foreign currency forwards.

The Company had no net gain or loss recognized in unrealized gains or losses during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, preferred stock and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus There was $27.7 million and $18.0 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There were no material amounts non-admitted for the years ended December 31, 2023 or 2022. There was $27.7 million and $18.0 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $46.4 million and $39.0 million, respectively.

The decrease (increase) in non-admitted assets for the years ended December 31, 2023, 2022 and 2021 was $(7.4) million, $(5.0) million and $(25.1) million, respectively. Change in non-admitted assets, excluding the non-admitted deferred tax asset, had no material impact on surplus for the years ended December 31, 2023, 2022 and 2021, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NLA. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NLA’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, NLA adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and NLA’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, NLA valued the reserves according to Valuation Manual Section 20 (“VM-20”). Annuity reserves principally use Actuarial Guideline (“AG”) 33 and 35 to calculate reserve balances. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

The Company waives deduction of deferred fractional premiums of life and annuity policy insured and, if the terms of policy require, returns any portion of the final premium beyond the date of death. Policies issued for substandard lives are charged an extra premium according to underwriting classifications.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Accident and health policy and contract claims represent unpaid claims and claim adjustment expenses and represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred and unpaid at the end of each reporting period. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as experience develops or new information becomes known; such adjustments are included in current operations.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts are recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

Stockholder dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2024.

Reinsurance

NLA utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Income taxes

The Company, Lynbrook and NKS file a consolidated tax return. The Company and its affiliates entered into a tax sharing agreement effective beginning the year ended December 31, 2020. Under the terms of the agreement, NLA will utilize its subsidiaries, Lynbrook and NKS, losses in consolidation resulting in an intercompany payable that will be settled when the subsidiary generates taxable income on a standalone basis. Lynbrook and NKS will be able to utilize each other’s losses in consolidation and will settle the subsidiary intercompany balance after the tax return is filed.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021. These items mainly relate to a coinsurance funds withheld reinsurance arrangement, with an affiliate captive entity, Sunrise Re, Inc. (“Sunrise”):

•$1,051.3 million, $782.5 million and $668.0 million of ceded premiums;
•$122.5 million, $94.7 million and $77.3 million of reinsurance ceded allowance
•$161.1 million, $105.1 million and $69.4 million of ceded benefits; and
•$882.3 million, $626.8 million and $562.8 million change in funds withheld account.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

3.    Investments

Information pertaining to NLA’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$8,812	$1	$(249)	$8,564
All other governments	21,286	—	(4,907)	16,379
States, territories and possessions	5,567	—	(498)	5,069
Political subdivisions	20,841	110	(2,782)	18,169
Special revenue	21,824	46	(3,094)	18,776
Industrial and miscellaneous (unaffiliated)	1,338,213	18,590	(153,774)	1,203,029
Parent, subsidiaries and affiliates	12,923	883	(188)	13,618
Hybrid securities	14,510	19	(1,354)	13,175
Mortgage-backed and asset-backed securities	1,306,941	9,871	(85,750)	1,231,062
Total bonds	$2,750,917	$29,520	$(252,596)	$2,527,841
Preferred stock	$5,037	$—	$(125)	$4,912
Common stock	$1,512	$—	$—	$1,512
Common stock - affiliate	$64,677	$—	$—	$64,677

The carrying value and fair value of investments in bonds and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$8,779	$1	$(356)	$8,424
All other governments	21,328	—	(5,403)	15,925
States, territories and possessions	9,628	3	(559)	9,072
Political subdivisions	20,883	47	(3,861)	17,069
Special revenue	26,528	—	(4,425)	22,103
Industrial and miscellaneous (unaffiliated)	1,105,977	5,342	(192,955)	918,364
Parent, subsidiaries and affiliates	12,279	949	(182)	13,046
Hybrid securities	12,550	—	(1,648)	10,902
Mortgage-backed and asset-backed securities	829,985	2,198	(100,169)	732,014
Total bonds	$2,047,937	$8,540	$(309,558)	$1,746,919
Preferred stock	$5,037	$—	$(251)	$4,786
Common stock	$1,115	$—	$—	$1,115
Common stock - affiliate	$14,642	$—	$—	$14,642

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$524	$(14)	$7,943	$(235)	$8,467	$(249)
All other governments	—	—	16,379	(4,907)	16,379	(4,907)
States, territories and possessions	—	—	5,069	(498)	5,069	(498)
Political subdivisions	—	—	15,942	(2,782)	15,942	(2,782)
Special revenue	2,042	(118)	16,192	(2,976)	18,234	(3,094)
Industrial and miscellaneous (unaffiliated)	65,822	(1,595)	775,379	(152,179)	841,201	(153,774)
Parent, subsidiaries and affiliates	4,511	(96)	1,045	(92)	5,556	(188)
Hybrid securities	—	—	11,196	(1,354)	11,196	(1,354)
Mortgage-backed and asset-backed securities	182,929	(4,137)	534,570	(81,613)	717,499	(85,750)
Total bonds	$255,828	$(5,960)	$1,383,715	$(246,636)	$1,639,543	$(252,596)
Number of positions at unrealized loss		94		586		680

As of December 31, 2023, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $8.9 million. Securities in an unrealized loss position for over 12 months consisted of 586 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$8,235	$(337)	$93	$(19)	$8,328	$(356)
All other governments	15,925	(5,403)	—	—	15,925	(5,403)
States, territories and possessions	7,602	(499)	342	(60)	7,944	(559)
Political subdivisions	14,746	(3,830)	167	(31)	14,913	(3,861)
Special revenue	21,492	(4,329)	611	(96)	22,103	(4,425)
Industrial and miscellaneous (unaffiliated)	$623,134	$(137,881)	$156,622	$(55,074)	$779,756	$(192,955)
Parent, subsidiaries and affiliates	3,141	(182)	—	—	3,141	(182)
Hybrid securities	10,902	(1,648)	—	—	10,902	(1,648)
Mortgage-backed and asset-backed securities	456,580	(54,675)	151,123	(45,494)	607,703	(100,169)
Total bonds	$1,161,757	$(208,784)	$308,958	$(100,774)	$1,470,715	$(309,558)
Number of positions at unrealized loss		489		178		667

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, there are 12 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 178 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds by maturity as of December 31, 2023 are shown below.

	2023
	Carrying Value	Fair Value

Due in one year or less	$26,322	$25,267
Due after one year through five years	804,765	780,728
Due after five years through ten years	907,898	867,735
Due after ten years	1,011,932	854,111
Total bonds	$2,750,917	$2,527,841

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NLA may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of NLA’s other than temporarily impaired securities was $0.1 million and $39.1 million as of December 31, 2023 and 2022, respectively. The realized loss on OTTIs for impaired securities was $2.8 million, $3.8 million and $0.7 million as of December 31, 2023, 2022 and 2021, respectively.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

There were no loan-backed impairments during the years ended December 31, 2023, 2022 and 2021 as a result of the intent to sell, or the inability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $491,500 and $282,849, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1,805 and $752, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022

Industrial	$201,279	$104,614
Multifamily	127,811	90,280
Office	57,791	58,712
Retail	62,558	13,780
Self-storage	15,830	16,215
Other	28,036	—
Total mortgage loans	493,305	283,601
Less: Allowance for loan losses	1,805	752
Net mortgage loans	$491,500	$282,849

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022

East North Central	$90,824	$56,325
East South Central	10,700	10,700
Middle Atlantic	24,157	3,737
Mountain	77,589	28,843
Pacific	127,351	82,645
South Atlantic	123,588	65,149
West North Central	20,539	23,400
West South Central	18,557	12,802
Total mortgage loans	493,305	283,601
Less: Allowance for loan losses	1,805	752
Net mortgage loans	$491,500	$282,849

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$35,424	$6,382	$23,524	$—	$—	$—	$65,330
50% - 60%	17,826	49,413	75,434	70,264	3,124	—	216,061
60% - 70%	41,751	7,498	54,512	44,894	—	22,388	171,043
70% - 80%	—	—	15,391	11,994	—	11,681	39,066
80% and greater	—	—	—	—	—	—	—
Total	$95,001	$63,293	$168,861	$127,152	$3,124	$34,069	$491,500

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$26,143	$15,746	$19,944	$—	$—	$—	$61,833
50% - 60%	38,552	27,345	40,895	3,729	3,332	11,682	125,535
60% - 70%	15,810	—	29,351	35,849	14,471	—	95,481
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$80,505	$43,091	$90,190	$39,578	$17,803	$11,682	$282,849

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $236.3 million CM1 loans and $257.0 million CM2 loans as of December 31, 2023. The Company holds $165.7 million CM1 loans and $117.9 million CM2 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 79.7% and 67.6%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.1% and 10.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the year ended December 31, 2023.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$47,784	$22,405
Collateral loans	2,219	2,202
Mortgage and real estate	20,969	11,193
Direct equity	78,088	16,087
Credit funds	14,816	7,008
Surplus debentures	947	947
Residual tranches	102,378	71,375
Other alternative assets	11,800	—
Total other invested assets	$279,001	$131,217

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $164.4 million and $127.3 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
Equity index options:
Notional amount	$1,142,556	$857,513
Fair value	$64,765	$18,165
Carrying value	$64,765	$18,165

Swaps:
Notional amount	$450,000	$150,000
Fair value	$(23,747)	$(27,741)
Carrying value	$(1,848)	$(2,135)

Foreign currency forwards:
Notional amount	$37,591	$2,128
Fair value	$(377)	$(16)
Carrying value	$(377)	$(16)

Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $62.5 million, which represented $97.0 million of gross derivative assets offset by $34.5 million in derivative liabilities. For the year ended December 31, 2022, the Company had net derivative assets of $16.0 million, which represented $24.6 million of gross derivative assets offset by $8.6 million in derivative liabilities.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate to derivative collateral and statutory requirements of various jurisdictions. Restricted assets were $41.2 million and $44.0 million as of December 31, 2023 and 2022, respectively. Statutory deposits are included as bonds on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. As of December 31, 2023, the Company had no outstanding borrowings with the FHLB. During 2023, the Company had maximum borrowings of $0 with collateral of $0. The Company has determined the estimated maximum borrowing capacity as $41.0 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $1.4 million of FHLB capital stock as of December 31, 2023, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	3	—	$9,188	$—	$9,204	$—
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	—	—	—	—	—	—
(5) Total (1+2+3+4)	3	—	$9,188	$—	$9,204	$—
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R

Lynbrook	$(217,609)	$(491,143)	$(484,175)	No	$—

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Lynbrook, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation, was authorized in conjunction with an excess-of-loss agreement (the “XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Lynbrook and admitted no value in this subsidiary for the years ended December 31, 2023 and 2022.

The Company’s investment in NKS is valued at the underlying statutory surplus and capital, which was $9.5 million and $14.6 million as of December 31, 2023 and 2022, respectively.

In 2023, the Company formed two new subsidiaries, Nassau Life and Annuity Company ABS C-I LLC (“ABS C”) and Nassau Life and Annuity Company ABS D-I LLC (“ABS D”). NLA funded and filed a Sub-1 filing with the NAIC for ABS D. The NAIC completed their review on February 16, 2024. The Company admitted $55.2 million of subsidiary equity for ABS D as of December 31, 2023. NLA also filed a Sub-1 filing for ABS C, and the NAIC completed their review on January 19, 2024. ABS C was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS C was admitted as of December 31, 2023.

Concentration of credit risk of financial instruments

Credit exposure related to issuers of financial instruments is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Carlyle Credit Opportunity Fund, DLICM, LLC, Arbor Realty Trust, Inc., UBS Group AG and Barclays Bank PLC. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$131,141	$77,218	$47,748
Contract loans	125	127	78
Cash and short-term investments	5,678	1,166	798
Preferred stock	184	223	262
Mortgage loans	18,767	10,828	5,082
Other invested assets	16,749	6,755	4,242
Derivative instruments	(5,762)	(1,060)	1,446
Miscellaneous income	—	—	3
Amortization of IMR	593	805	703
Less: Investment expenses	11,749	8,109	6,028
Total net investment income	$155,726	$87,953	$54,334

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(866)	$(3,157)	$1,110	$(4)	$1,378	$(145)
Investments in affiliates	—	—	—	(1,515)	325	392
Other invested assets	(2,044)	7,377	—	(6,803)	(10,188)	1,490
Mortgage loans	(1,053)	(400)	(236)	—	—	—
Derivatives	(12,449)	(2,916)	12,030	28,462	(38,412)	6,140
Miscellaneous	422	(57)	7	—	(110)	110
Less: Income tax expense (benefit)	—	(482)	5,384	4,548	(9,940)	1,595
Net capital gains (losses)	$(15,990)	$1,329	$7,527	$15,592	$(37,067)	$6,392

Realized gains (losses) include invested asset other-than-temporary impairments of $2.8 million, $3.8 million and $0.7 million for the years ended December 31, 2023, 2022 and 2021, respectively. Proceeds from the sales of investments were $147,352 with $2,047 of realized gains and $2,944 of realized losses for the year ended December 31, 2023. Proceeds from the sales of investments were $129,539 with $3,798 of realized gains and $6,651 of realized losses for the year ended December 31, 2022. Proceeds from the sales of investments were $290,605 with $16,665 of realized gains and $1,483 of realized losses for the year ended December 31, 2021.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

4.    Reserves for Future Policy Benefits and Reinsurance

The balances for NLA’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$222,493	$236,103
Annuities	4,052,068	2,656,323
A&H reserves	226,099	246,276
Various	4,117	4,328
Total before reinsurance ceded	4,504,777	3,143,030
Less: Reinsurance ceded	3,692,092	2,553,942
Reserves for future policy benefits	$812,685	$589,088

NLA waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $72.5 million and $74.0 million, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. Net reserves to cover the above insurance totaled $2.5 million and $2.7 million at December 31, 2023 and 2022, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation, and the Company had no premium deficiency reserves at December 31, 2023.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$3,455,231	$—	$—	$3,455,231	85%
- at book value less surrender charge of 5% or more	61	—	—	61	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	3,455,292	—	—	3,455,292	85%
At book value without adjustment (minimal or no charge or adjustment)	26,738	—	—	26,738	1%
Not subject to discretionary withdrawal	570,196	—	—	570,196	14%
Total individual annuity actuarial reserves	4,052,226	—	—	4,052,226	100%
Less: Reinsurance ceded	3,360,379	—	—	3,360,379
Total individual annuity actuarial reserves, net of reinsurance	$691,847	$—	$—	$691,847

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$2,306,834	$—	$—	$2,306,834	87%
- at book value less surrender charge of 5% or more	60	—	—	60	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	2,306,894	—	—	2,306,894	87%
At book value without adjustment (minimal or no charge or adjustment)	31,160	—	—	31,160	1%
Not subject to discretionary withdrawal	318,393	—	—	318,393	12%
Total individual annuity actuarial reserves	2,656,447	—	—	2,656,447	100%
Less: Reinsurance ceded	2,194,466	—	—	2,194,466
Total individual annuity actuarial reserves, net of reinsurance	$461,981	$—	$—	$461,981

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,498	—	—	2,498	81%
Not subject to discretionary withdrawal	592	—	—	592	19%
Total individual annuity actuarial reserves	3,090	—	—	3,090	100%
Less: Reinsurance ceded	2,418	—	—	2,418
Total individual annuity actuarial reserves, net of reinsurance	$672	$—	$—	$672

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,490	—	—	2,490	76%
Not subject to discretionary withdrawal	769	—	—	769	24%
Total individual annuity actuarial reserves	3,259	—	—	3,259	100%
Less: Reinsurance ceded	2,648	—	—	2,648
Total individual annuity actuarial reserves, net of reinsurance	$611	$—	$—	$611

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$691,716
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	131
Exhibit 7, Deposit-type contracts, line 14, column 1	672
Subtotal	692,519

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	—
Exhibit 3, Line 0399999, column 2	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	—
Subtotal	—
Combined total	$692,519

Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	76,393	76,178	80,029	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	108,930	108,930	130,481	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,379	1,379	1,379	5,377	5,377	5,377
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	8,154	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,280	XXX	XXX	—
- Disability-active lives	XXX	XXX	207	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,170	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	3,752	XXX	XXX	—

Total (gross: direct + assumed)	186,702	186,487	226,452	5,377	5,377	5,377
Less: Reinsurance ceded	154,808	154,592	185,414	—	—	—
Total, net	$31,894	$31,895	$41,038	$5,377	$5,377	$5,377

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	79,991	79,725	83,670	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	113,043	113,043	135,487	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,433	1,433	1,433	4,615	4,615	4,615
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	12,993	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,328	XXX	XXX	—
- Disability-active lives	XXX	XXX	255	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,191	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	3,950	XXX	XXX	—

Total (gross: direct + assumed)	194,467	194,201	240,307	4,615	4,615	4,615
Less: Reinsurance ceded	161,298	161,031	200,381	—	—	—
Total, net	$33,169	$33,170	$39,926	$4,615	$4,615	$4,615

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$40,553
Exhibit 5, Accidental death benefits section, total (net)	475
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	7
Subtotal	41,038

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	5,377
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	5,377
Combined total	$46,415

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance

In connection with NLA’s life insurance products, automatic treaties with unaffiliated reinsurers were established, beginning in 1999, covering 100% of net amount at risk for the Company’s term products; and 50% to 80% for the Company’s universal life and variable universal life products, depending on the individual treaty, on a first dollar basis. NLA had approximately $1.9 billion of net insurance in force, including $2.9 billion of direct/assumed in force less $1.0 billion of reinsurance ceded as of December 31, 2023. NLA had approximately $1.9 billion of net insurance in force, including $4.1 billion of direct/assumed in force less $2.2 billion of reinsurance ceded as of December 31, 2022.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.7 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit was $0 as of the termination date.

Effective March 31, 2021, NLA, entered into a modified coinsurance (“MODCO”) reinsurance agreement with PHL. Under the agreement, PHL retrocedes and NLA reinsures 100% of certain inforce corporate-owned whole life insurance policies assumed by PHL from Nassau Life Insurance Company (“NNY”). Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. The Company paid a $150 million reinsurance allowance under the agreement.

Effective April 1, 2019, the Company entered into a coinsurance funds withheld agreement with a subsidiary captive entity, Lynbrook, to reinsure the Company’s guaranteed minimum withdrawal benefit (“GMWB”) riders on fixed indexed annuity contracts. As of December 31, 2023 and 2022, $565.6 million and $314.0 million, respectively, of reserves were ceded under the agreement.

Effective October 1, 2019, the Company entered into a reinsurance agreement (the “Sunrise agreement”) with an affiliate captive entity, Sunrise, to reinsure 80% of its fixed indexed annuity, fixed annuity, and life insurance products issued beginning in 2018 on a coinsurance funds withheld basis. Effective December 31, 2020, the Sunrise agreement was amended to include 69% reinsurance coverage for certain life and A&H products. This block is net of the collected reinsurance provided and paid to the ceding company under any third-party reinsurance agreement (inuring reinsurance). However, it excludes the business where reinsurer consent is required, as consent was not requested. In connection with this amendment, the Company paid Sunrise an initial reinsurance premium consisting of assets with a statutory book value equal to the statutory reserves and liability of approximately $155.8 million less $22.5 million of ceding commission, which was deposited into the existing funds held account. The ceding commission, net of tax, was recognized in surplus and will be amortized into net income over future periods in relation to the profits ceded under the amendment. Reserves ceded under the Sunrise agreement were $2,886.3 million and $1,976.4 million as of December 31, 2023 and 2022, respectively.

Effective August 3, 2016, NLA (as surviving entity after merger with Nassau Life Insurance Company of Texas (“NTX”)) entered into a reinsurance agreement with Nassau Re (Cayman), Ltd. (“NKY”) an affiliate on a MODCO basis, to cede 69% of certain net retained business. Effective October 1, 2020 the Company recaptured this MODCO agreement. Total amount of MODCO reserves recaptured was $157.1 million with a recapture fee of $22.1 million paid by the Company to NKY and expensed through miscellaneous fees.

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with American Progressive (“APLH”), (a former affiliate of NTX) on a coinsurance funds withheld basis, to assume 100% of APLH’s net retained traditional insurance business. This transaction was net of the reinsurance provided under any third-party reinsurance agreements. Concurrently, APLH entered into a funds withheld custody account agreement, whereby the assets associated with the coinsurance agreement are held in a custodial bank account to secure the obligations of the Company. Policy and Contract liabilities of approximately $51.4 million were transferred by American Progressive to the Company. The supporting assets held by APLH were deposited into the Funds Withheld custody account for the benefit of the Company. As of December 31, 2023, the assumed reserves were $19.5 million for life and $16.8 million for A&H. As of December 31, 2022, the assumed reserves were $19.9 million for life and $17.8 million for A&H.

Before consideration of the Coinsurance Funds Withheld agreement mentioned above, the Company reinsures between 50% and 100% of most of its accident and health and life business to unaffiliated reinsurers.

On April 24, 2009, the Company completed the closing of a life insurance and annuity reinsurance transaction with Commonwealth Annuity and Life Insurance Company (“Commonwealth”). Under this transaction, the Company reinsured substantially all of its in force life insurance and annuity business under a 100% coinsurance treaty. Since the business reinsured was in force business, the Company has established a deferred ceding allowance, which is being amortized into income.

Effective October 1, 2010, substantially all the annuity portion of the Commonwealth transaction was commuted with Commonwealth and reinsured with Athene, a Bermuda reinsurer. All the assets for this block of business are held in a trust account for the benefit of the Company and its affiliates. The assets in the trust account are maintained at a minimum of 106% of reserve liabilities. As of December 31, 2023, the policy and contract liabilities ceded to Athene are $24.2 million with assets in the trust totaling $29.4 million.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, 2023 and 2022 is set forth below:

	2023	2022

Direct premiums and annuity considerations	$1,393,680	$1,045,841
Reinsurance assumed - non-affiliate	10,208	11,806
Reinsurance assumed - affiliate	3,864	4,872
Reinsurance ceded - non-affiliate	(18,289)	(23,408)
Reinsurance ceded - affiliate	(1,100,572)	(815,328)
Net premiums and annuity considerations	$288,891	$223,783

Direct commissions and expense allowance	$142,342	$109,036
Reinsurance assumed - non-affiliate	241	227
Reinsurance assumed - affiliate	244	286
Reinsurance ceded - non-affiliate	(2,857)	(3,251)
Reinsurance ceded - affiliate	(126,704)	(99,124)
Net commissions and expense allowance	$13,266	$7,174

Direct policy and contract claims incurred	$115,104	$111,927
Reinsurance assumed - non-affiliate	10,482	12,270
Reinsurance assumed - affiliate	77,477	81,636
Reinsurance ceded - non affiliate	(35,373)	(40,463)
Reinsurance ceded - affiliate	(51,950)	(46,799)
Net policy and contract claims incurred	$115,740	$118,571

Direct policy and contract claims payable	$21,703	$19,875
Reinsurance assumed - non-affiliate	2,167	2,267
Reinsurance ceded - non-affiliate	(5,241)	(7,621)
Reinsurance ceded - affiliate	(11,829)	(8,538)
Net policy and contract claims payable	$6,800	$5,983

Direct life insurance in force	$1,157,747	$2,386,929
Reinsurance assumed	1,723,955	1,706,969
Reinsurance ceded	(1,018,303)	(2,236,293)
Net insurance in force	$1,863,399	$1,857,605

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $624.7 million and $362.3 million for the years ended December 31, 2023 and 2022, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Unpaid A&H Claims

The following table provides a reconciliation of the beginning and ending balances of unpaid accident and health claim liabilities, net of reinsurance recoverable for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021

Unpaid claims, at beginning of year	$39,908	$42,260	$45,905
Add provisions for claims, net of reinsurance, occurring in:
Current year	17,544	20,280	20,291
Prior years	1,047	1,333	966
Net incurred losses during the year	18,591	21,613	21,257
Deduct payments for claims, net of reinsurance, occurring in:
Current year	8,714	9,965	11,468
Prior years	13,864	14,000	13,434
Net incurred losses during the year	22,578	23,965	24,902
Unpaid claims liabilities, at end of year	$35,921	$39,908	$42,260

Unpaid claims liabilities are principally on the guaranteed renewable line of business. For 2022, increases or (decreases) were generally the result of ongoing analysis of recent loss development trends. During 2023, the majority of the shortfall is from long duration products where premiums and active life reserves continue to support the sufficiency of the block.

Interest of $1.8 million and $1.9 million was accrued in 2023 and 2022, respectively, on prior year’s long term care and disability income reserves.

5.    Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$6	$2
Ordinary renewal	$2,984	$2,165
Total	$2,990	$2,167

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$46	$14
Ordinary renewal	3,360	2,418
Total	$3,406	$2,432

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities for its Variable Universal Life product into a separate account, which is authorized by Connecticut General Statute §38a-433.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $5.4 million and $4.6 million, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

All separate account liabilities are non-guaranteed. Reserves for separate account liabilities at fair value were $5.4 million and $4.6 million as of December 31, 2023 and 2022, respectively.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits in the Statements of Income and Changes in Capital and Surplus, were as follows:

	2023	2022	2021
From Separate Accounts Annual Statement:
Transfers to separate accounts	$56	$62	$94
Transfers from separate accounts	(9)	(241)	(167)
Net transfers to/(from) separate accounts	$47	$(179)	$(73)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$47	$(179)	$(73)

7.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$44,195	$8,343	$52,538	$39,240	$747	$39,987	$4,955	$7,596	$12,551
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	44,195	8,343	52,538	39,240	747	39,987	4,955	7,596	12,551
Less: Deferred tax assets non-admitted	34,384	7,661	42,045	33,946	563	34,509	438	7,098	7,536
Subtotal net admitted deferred tax assets	9,811	682	10,493	5,294	184	5,478	4,517	498	5,015
Less: Deferred tax liabilities	6,445	682	7,127	2,470	184	2,654	3,975	498	4,473
Net deferred tax assets	$3,366	$—	$3,366	$2,824	$—	$2,824	$542	$—	$542

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	3,366	—	3,366	2,824	—	2,824	542	—	542
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	3,366	—	3,366	2,824	—	2,824	542	—	542
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	25,868	XXX	XXX	17,710	XXX	XXX	8,158
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,445	682	7,127	2,470	184	2,654	3,975	498	4,473
Deferred tax assets admitted as the result of application of SSAP No. 101	$9,811	$682	$10,493	$5,294	$184	$5,478	$4,517	$498	$5,015

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	762%	628%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$172,454	$118,064

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$44,195	$8,343	$39,240	$747	$4,955	$7,596
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$9,811	$682	$5,294	$184	$4,517	$498
(% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies due to projected future taxable income generated.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

	2023	2022	Change
Current income tax:
Federal	$—	$446	$(446)
Subtotal	—	446	(446)
Federal income tax on net capital gains	—	(482)	482
Other	—	—	—
Federal and foreign income tax expense (benefit) incurred	$—	$(36)	$36

Deferred tax assets:
Ordinary:
Policyholder reserves	$6,901	$4,266	$2,635
Investments	867	2,214	(1,347)
Deferred acquisition costs	6,732	4,837	1,895
Net operating loss carryforward	28,192	26,394	1,798
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	1,503	1,529	(26)
Subtotal	44,195	39,240	4,955
Non-admitted	34,384	33,946	438
Admitted ordinary deferred tax assets	$9,811	$5,294	$4,517

Capital:
Investments	$5,998	$747	$5,251
Net capital loss carryforward	2,345	—	2,345
Subtotal	8,343	747	7,596
Non-admitted	7,661	563	7,098
Admitted capital deferred tax assets	682	184	498
Admitted deferred tax assets	$10,493	$5,478	$5,015

Deferred tax liabilities:
Ordinary:
Investments	$5,804	$1,629	$4,175
Deferred and uncollected premiums	443	491	(48)
Policyholder reserves	195	348	(153)
Other	3	2	1
Subtotal	6,445	2,470	3,975

Capital:
Investments	682	184	498
Policyholder reserves	—	—	—
Other	—	—	—
Subtotal	682	184	498
Deferred tax liabilities	7,127	2,654	4,473
Net admitted deferred tax assets/liabilities	$3,366	$2,824	$542

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(17,341)	$(3,642)	21.0%
Interest maintenance reserve	(606)	(127)	0.7%
Deferred ceding allowance	(4,089)	(859)	5.0%
Dividends received deduction	(92)	(19)	0.1%
Return to provision	16	3	—%
Tax sharing relief	(37,836)	(7,946)	45.8%
Change in non-admitted assets and other	790	167	(1.0%)
Total statutory income tax	$(59,158)	$(12,423)	71.6%

Change in net deferred income tax expense/(benefit)		$(12,423)	71.6%
Total statutory income tax		$(12,423)	71.6%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$43,781	$9,194	21.0%
Interest maintenance reserve	(445)	(94)	(0.2%)
Deferred ceding allowance	(4,089)	(859)	(2.0%)
Dividends received deduction	(108)	(23)	(0.1%)
Return to provision	(421)	(88)	(0.2%)
Change in non-admitted assets and other	(3,313)	(696)	(1.6%)
Total statutory income tax	$35,405	$7,435	17.0%

Federal income taxes incurred		$446	1.0%
Tax on capital gains/(losses)		(482)	(1.1%)
Change in net deferred income tax expense/(benefit)		7,471	17.1%
Total statutory income tax		$7,435	17.0%

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(128,082)	$(26,897)	21.0%
Interest maintenance reserve	5,562	1,168	(0.9%)
Deferred ceding allowance	(4,089)	(859)	0.7%
Dividends received deduction	(76)	(16)	—%
Other, including prior year true-up	(5,465)	(1,148)	0.9%
Total statutory income tax	$(132,150)	$(27,752)	21.7%

Federal income taxes incurred		$(9,646)	7.5%
Tax on capital gains/(losses)		5,384	(4.2%)
Change in net deferred income tax expense/(benefit)		(23,490)	18.3%
Total statutory income tax		$(27,752)	21.7%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$134,249	$125,683
The Company had capital loss carryforwards of	11,165	—

As of December 31, 2023, the Company has approximately $134.2 million of net operating loss carryforwards and $11.2 million of capital loss carryforwards, respectively. The Company has approximately $1.7 million of net operating loss carryforwards that expire in 2032. The Company’s capital loss carryforwards expire in 2028.

The Company had no income tax expense for 2023, 2022 or 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company, Lynbrook and NKS file a consolidated tax return. The Company and its affiliates entered into a tax sharing agreement effective beginning the year ended December 31, 2020. Under the terms of the agreement, NLA will utilize its subsidiaries, Lynbrook and NKS, losses in consolidation resulting in an intercompany payable that will be settled when the subsidiary generates taxable income on a standalone basis. Lynbrook and NKS will be able to utilize each other’s losses in consolidation and will settle the subsidiary intercompany balance after the tax return is filed.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

8.    Related Party Transactions

An affiliate, The Nassau Companies of New York (“NCNY”), provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $33.4 million, $24.9 million and $20.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts payable to NCNY were $4.0 million and $1.3 million as of December 31, 2023 and 2022, respectively.

NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts due to NNY were $9.0 million and $7.8 million as of December 31, 2023 and 2022, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of NLA, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0, $0 and $6.9 million as of December 31, 2023, 2022 and 2021, respectively. There were no commission amounts payable to Saybrus Partners as of December 31, 2023 or 2022.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $10.9 million, $7.8 million and $5.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts due to NAMCO were $0 and $0 as of December 31, 2023 and 2022, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO II DAC, Nassau Euro CLO III DAC, NCC US 2023-1 WH and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $102.6 million par with a fair value of $79.9 million and $33.8 million par with a fair value of $17.9 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NLA. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $16.3 million and $15.9 million at December 31, 2023 and 2022, respectively, and a fair value of $11.6 million and $11.0 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company invested in Class B Notes issued by Nassau 2019 CFO, LLC, a collateralized fund obligation managed by an affiliate. These Class B Notes have a par and fair value of $0.9 million and $0.8 million and $0.9 million and $0.8 million at December 31, 2023 and 2022, respectively. These are recorded in other invested assets.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

In September 2022, the Company invested in Class C Notes and Subordinated Notes issued by Nassau 2022 CFO, LLC, a collateralized fund obligation managed by an affiliate. The Class C Notes have a par of $7.1 million and fair value of $7.1 million and a par of $6.6 million and fair value of $6.6 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $41.8 million and fair value of $41.8 million and a par of $41.8 million and fair value of $41.8 million at December 31, 2023 and 2022, respectively.

In November 2021, the Company invested in NNY surplus notes, which have a par value of $2.2 million and $2.2 million and a fair value of $2.0 million and $2.0 million at December 31, 2023 and 2022, respectively.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stock. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in non-life subsidiaries, the Company uses the underlying GAAP equity in the subsidiary. For fair values of common stock in life subsidiaries, the Company uses the underlying STAT capital and surplus in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2023 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$47	$4,139	$4,186
Common stock	—	—	1,512	1,512
Other invested assets	—	18,185	49,738	67,923
Derivatives	123,802	—	—	123,802
Separate account assets	5,377	—	—	5,377
Total assets at fair value	$129,179	$18,232	$55,389	$202,800

Liabilities at fair value:
Derivatives	$59,127	$—	$—	$59,127
Total liabilities at fair value	$59,127	$—	$—	$59,127

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2023.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table provides information as of December 31, 2022 about the Company’s financial assets and liabilities measured and reported at fair value.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$52	$—	$52
Preferred stock	—	—	1,115	1,115
Common stock	—	5,714	65,315	71,029
Derivatives	—	24,596	—	24,596
Separate account assets	4,615	—	—	4,615
Total assets at fair value	$4,615	$30,362	$66,430	$101,407

Liabilities at fair value:
Derivatives	$—	$34,186	$—	$34,186
Total liabilities at fair value	$—	$34,186	$—	$34,186

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$66,430	$6,072
Purchases	8,408	69,838
Sales	(21,002)	(2,369)
Transfers into level 3	489	1,489
Transfers out of level 3	—	(1,973)
Realized gains (losses)	777	(9,124)
Unrealized gains (losses)	287	2,497
Balance, end of period	$55,389	$66,430

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$2,527,841	$2,750,917	$—	$1,852,274	$675,567	$—
Common stock	1,512	1,512	—	—	1,512	—
Cash, cash equivalents and short-term investments	201,509	139,832	197,593	3,916	—	—
Preferred stocks	4,913	5,037	—	33	4,880	—
Residual tranches and surplus debentures	103,779	102,782	—	54,041	49,738	—
Mortgage loans	471,815	491,500	—	—	471,815	—
Derivatives	64,675	62,540	64,675	—	—	—
Separate account assets	5,377	5,377	5,377	—	—	—
Total financial instruments	$3,381,421	$3,559,497	$267,645	$1,910,264	$1,203,512	$—

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,746,919	$2,047,937	$—	$1,191,902	$555,017	$—
Common stock	1,115	1,115	—	—	1,115	—
Cash, cash equivalents and short-term investments	85,443	86,044	85,443	—	—	—
Preferred stocks	4,787	5,037	—	29	4,758	—
Residual tranches and surplus debentures	72,182	72,322	—	6,866	65,316	—
Mortgage loans	251,619	282,849	—	—	251,619	—
Derivatives	(9,591)	16,016	—	(9,591)	—	—
Separate account assets	4,615	4,615	4,615	—	—	—
Total financial instruments	$2,157,089	$2,515,935	$90,058	$1,189,206	$877,825	$—

As of December 31, 2023 and 2022, the Company had no investments where it is not practicable to estimate fair value.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs may be seeking indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $164.4 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $14.2 million.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$450,000	$152,100	$37,591	$—
Total	$450,000	$152,100	$37,591	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $30.5 million and $33.8 million, respectively, in collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

13.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through the financial statement issuance date of April 1, 2024. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$8,812	$8,564	$8,812
States, municipalities and political subdivisions	5,567	5,069	5,567
Foreign governments	21,286	16,379	21,286
All other corporate bonds [1]	2,639,190	2,424,443	2,639,125
Redeemable preferred stock	5,037	4,913	5,037
Total fixed maturities	2,679,892	2,459,368	2,679,827
Equity securities:
Common stock:
Industrial, miscellaneous and all other	1,512	1,512	1,512
Nonredeemable preferred stock	—	—	—
Total equity securities	1,512	1,512	1,512
Mortgage loans	491,500	470,011	491,500
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,564	XXX	3,564
Other invested assets [2][3]	238,409	238,099	237,645
Cash and short-term investments	139,832	139,832	139,832
Receivables for securities	9,424	XXX	9,424
Total cash and invested assets	$3,564,133		$3,563,304
———————
[1] Amortized cost and fair value amounts exclude $76,126 and $73,385, respectively, of related-party bonds and other invested assets.
[2] Difference between amortized cost and amount on balance sheet relates to $764 of non-admitted other invested assets.
[3] Amortized cost and fair value amounts exclude $101,989 and $101,989, respectively, of related-party other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$8,779	$8,424	$8,779
States, municipalities and political subdivisions	9,628	9,071	9,628
Foreign governments	21,328	15,925	21,328
All other corporate bonds [1]	1,918,143	1,633,349	1,924,648
Redeemable preferred stock	5,037	4,787	5,037
Total fixed maturities	1,962,915	1,671,556	1,969,420
Equity securities:
Common stock:
Industrial, miscellaneous and all other	1,115	1,115	1,115
Nonredeemable preferred stock	—	—	—
Total equity securities	1,115	1,115	1,115
Mortgage loans	282,849	250,867	282,849
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,570	XXX	3,570
Other invested assets [2]	131,998	131,077	131,217
Cash and short-term investments	86,044	86,044	86,044
Receivables for securities	301	XXX	301
Total cash and invested assets	$2,468,792		$2,474,516
———————
[1] Amortized cost and fair value amounts exclude $90,121 and $80,148, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to$781 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$812,685	$6,800	$288,891	$155,726	$378,712	$198,851

2022:
Insurance Segment	$589,088	$5,983	223,783	$87,953	$286,052	$86,112

2021:
Insurance Segment	$439,096	$5,321	$195,985	$54,334	$194,201	$282,881

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$1,157,747	$1,018,303	$1,723,955	$1,863,399	93%
2022	2,386,929	2,236,293	1,706,969	1,857,605	92%
2021	4,133,375	4,019,343	1,679,951	1,793,983	94%

Life and A&H insurance premiums:
2023	$1,393,680	$1,118,861	$14,072	$288,891	5%
2022	1,045,841	838,736	16,678	223,783	7%
2021	894,245	717,039	18,779	195,985	10%

See accompanying independent auditors’ report

Financial Statements

Nassau Life and Annuity Variable Universal Life Account

December 31, 2023

With Report of Independent Registered Public Accounting Firm

Nassau Life and Annuity Variable Universal Life Account

Financial Statements

December 31, 2023

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Alger Capital Appreciation Portfolio	6,118	$397,404	$478,580	$478,580	27,730	$17.26
Calvert VP S&P MidCap 400 Index Portfolio	251	19,434	30,010	30,010	6,935	4.33
DWS Equity 500 Index VIP	16,375	221,935	441,646	441,646	22,921	19.27
Federated Hermes Fund for U.S. Government Securities II	11,264	128,381	105,322	105,322	18,769	5.61
Federated Hermes Government Money Fund II	741,293	741,293	741,293	741,293	677,732	1.09
Federated Hermes High Income Bond Fund II	31	209	177	177	15	12.06
Fidelity® VIP Contrafund® Portfolio	3,883	104,479	187,547	187,547	7,783	24.10
Fidelity® VIP Growth Opportunities Portfolio	3,654	144,949	217,290	217,290	8,570	25.35
Fidelity® VIP Growth Portfolio	3,935	240,071	363,481	363,481	20,645	17.61
Fidelity® VIP Investment Grade Bond Portfolio	1,109	14,028	12,210	12,210	6,991	1.75
Franklin Income VIP Fund	3,776	66,016	53,612	53,612	20,033	2.68
Franklin Mutual Shares VIP Fund	3,613	55,995	55,392	55,392	5,149	10.76
Invesco V.I. American Franchise Fund	1,691	89,472	99,707	99,707	23,898	4.17
Invesco V.I. Core Equity Fund	1,176	31,671	34,433	34,433	9,498	3.63
Invesco V.I. Equity and Income Fund	3,741	67,095	61,206	61,206	19,322	3.17
Invesco V.I. Main Street Small Cap Fund®	66	1,600	1,741	1,741	453	3.84
Lord Abbett Series Fund Bond Debenture Portfolio	3,118	36,165	32,174	32,174	12,043	2.67
Lord Abbett Series Fund Growth and Income Portfolio	5,672	168,070	204,522	204,522	59,113	3.46
Lord Abbett Series Fund Mid Cap Stock Portfolio	1,835	36,890	47,325	47,325	14,801	3.20
Neuberger Berman AMT Mid Cap Growth Portfolio	66	1,750	1,523	1,523	738	2.06
PIMCO CommodityReal Return® Strategy Portfolio	3,187	70,479	17,402	17,402	19,685	0.88
PIMCO Real Return Portfolio	138	1,749	1,601	1,601	878	1.82
PIMCO Total Return Portfolio	930	9,626	8,540	8,540	4,504	1.90
Templeton Developing Markets VIP Fund	1,920	27,266	15,803	15,803	1,235	12.79
Templeton Foreign VIP Fund	438	4,488	6,236	6,236	948	6.57
Templeton Growth VIP Fund	8,027	93,095	96,241	96,241	11,578	8.30
TVST Touchstone Bond Fund	390	3,782	3,421	3,421	2,069	1.65
TVST Touchstone Common Stock Fund	677	7,223	7,662	7,662	1,670	4.59
TVST Touchstone Small Company Fund	2,359	32,426	31,897	31,897	7,747	4.12
Virtus Duff & Phelps Real Estate Securities Series	1,678	41,441	32,623	32,623	1,298	25.12
Virtus KAR Capital Growth Series	7,934	139,520	256,500	256,500	21,447	11.96
Virtus KAR Enhanced Core Equity Series	53,948	652,777	609,078	609,078	54,638	11.15
Virtus KAR Small-Cap Growth Series	4,539	104,756	113,651	113,651	2,921	38.90
Virtus KAR Small-Cap Value Series	19,289	289,343	308,242	308,242	15,466	19.93
Virtus Newfleet Multi-Sector Intermediate Bond Series	21,959	202,809	186,873	186,873	18,779	9.95

The accompanying notes are an integral part of these financial statements.

5

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Virtus SGA International Growth Series	14,019	$173,503	$188,555	$188,555	20,005	$9.43
Virtus Strategic Allocation Series	580	7,884	7,359	7,359	684	10.75
Wanger Acorn	17,991	355,267	239,817	239,817	13,417	17.87
Wanger International	3,720	75,493	75,822	75,822	6,660	11.38
Wanger Select (a)	-	-	-	-	-	15.37

 (a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022

	Alger Capital Appreciation Portfolio	Calvert VP S&P MidCap 400 Index Portfolio	DWS Equity 500 Index VIP
Net assets as of December 31, 2021	$544,327	$33,434	$442,806

Investment income:
Dividend distributions	-	267	4,817

Net investment income	-	267	4,817

Increase (decrease) in net assets from operations:
Capital gain distributions	30,460	3,017	22,445
Realized capital gain (loss) on investments	(2,684)	(9)	(404)
Change in unrealized appreciation (depreciation)	(225,703)	(10,498)	(108,531)

Net gain (loss) on investments	(197,927)	(7,490)	(86,490)

Net increase (decrease) in net assets from operations	(197,927)	(7,223)	(81,673)

Contract owner transactions:
Deposits	-	-	9,527
Terminations, withdrawals and annuity payments	-	-	(16)
Transfers between subaccounts, net	132	2,736	(236)
Maintenance charges and mortality adjustments	(7,286)	(1,573)	(14,213)

Increase (decrease) in net assets from contract transactions	(7,154)	1,163	(4,938)

Total increase (decrease) in net assets	(205,081)	(6,060)	(86,611)

Net assets as of December 31, 2022	$339,246	$27,374	$356,195

Investment income:
Dividend distributions	-	345	5,336

Net investment income	-	345	5,336

Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,163	20,134
Realized capital gain (loss) on investments	858	174	627
Change in unrealized appreciation (depreciation)	144,348	2,563	66,092

Net gain (loss) on investments	145,206	3,900	86,853

Net increase (decrease) in net assets from operations	145,206	4,245	92,189

Contract owner transactions:
Deposits	-	-	7,148
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	15	-	2,539
Maintenance charges and mortality adjustments	(5,887)	(1,609)	(16,425)

Increase (decrease) in net assets from contract transactions	(5,872)	(1,609)	(6,738)

Total increase (decrease) in net assets	139,334	2,636	85,451

Net assets as of December 31, 2023	$478,580	$30,010	$441,646

The accompanying notes are an integral part of these financial statements.

7

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II
Net assets as of December 31, 2021	$122,009	$716,776	$759

Investment income:
Dividend distributions	2,054	8,225	34

Net investment income	2,054	8,225	34

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(391)	-	(153)
Change in unrealized appreciation (depreciation)	(16,933)	-	41

Net gain (loss) on investments	(17,324)	-	(112)

Net increase (decrease) in net assets from operations	(15,270)	8,225	(78)

Contract owner transactions:
Deposits	3,584	1,599	310
Terminations, withdrawals and annuity payments	(1,535)	-	-
Transfers between subaccounts, net	243	285	158
Maintenance charges and mortality adjustments	(5,793)	(9,595)	(960)

Increase (decrease) in net assets from contract transactions	(3,501)	(7,711)	(492)

Total increase (decrease) in net assets	(18,771)	514	(570)

Net assets as of December 31, 2022	$103,238	$717,290	$189

Investment income:
Dividend distributions	2,580	32,229	11

Net investment income	2,580	32,229	11

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(128)	-	(33)
Change in unrealized appreciation (depreciation)	1,798	-	41

Net gain (loss) on investments	1,670	-	8

Net increase (decrease) in net assets from operations	4,250	32,229	19

Contract owner transactions:
Deposits	(54)	1,038	30
Terminations, withdrawals and annuity payments	81	(206)	-
Transfers between subaccounts, net	1,398	1,740	868
Maintenance charges and mortality adjustments	(3,591)	(10,798)	(929)

Increase (decrease) in net assets from contract transactions	(2,166)	(8,226)	(31)

Total increase (decrease) in net assets	2,084	24,003	(12)

Net assets as of December 31, 2023	$105,322	$741,293	$177

The accompanying notes are an integral part of these financial statements.

8

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio
Net assets as of December 31, 2021	$222,426	$235,010	$384,426

Investment income:
Dividend distributions	695	-	1,571

Net investment income	695	-	1,571

Increase (decrease) in net assets from operations:
Capital gain distributions	8,335	32,915	23,147
Realized capital gain (loss) on investments	(2,183)	(609)	(1,363)
Change in unrealized appreciation (depreciation)	(64,869)	(124,064)	(116,051)

Net gain (loss) on investments	(58,717)	(91,758)	(94,267)

Net increase (decrease) in net assets from operations	(58,022)	(91,758)	(92,696)

Contract owner transactions:
Deposits	716	2,446	3,047
Terminations, withdrawals and annuity payments	-	-	(1,247)
Transfers between subaccounts, net	(880)	12,335	(5,667)
Maintenance charges and mortality adjustments	(9,309)	(5,291)	(13,036)

Increase (decrease) in net assets from contract transactions	(9,473)	9,490	(16,903)

Total increase (decrease) in net assets	(67,495)	(82,268)	(109,599)

Net assets as of December 31, 2022	$154,931	$152,742	$274,827

Investment income:
Dividend distributions	670	-	121

Net investment income	670	-	121

Increase (decrease) in net assets from operations:
Capital gain distributions	6,122	-	15,229
Realized capital gain (loss) on investments	(1,152)	336	896
Change in unrealized appreciation (depreciation)	43,162	68,694	81,568

Net gain (loss) on investments	48,132	69,030	97,693

Net increase (decrease) in net assets from operations	48,802	69,030	97,814

Contract owner transactions:
Deposits	810	2,446	973
Terminations, withdrawals and annuity payments	(5,033)	-	51
Transfers between subaccounts, net	(1,334)	(1,165)	2,184
Maintenance charges and mortality adjustments	(10,629)	(5,763)	(12,368)

Increase (decrease) in net assets from contract transactions	(16,186)	(4,482)	(9,160)

Total increase (decrease) in net assets	32,616	64,548	88,654

Net assets as of December 31, 2023	$187,547	$217,290	$363,481

The accompanying notes are an integral part of these financial statements.

9

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2021	$12,819	$63,416	$51,903

Investment income:
Dividend distributions	273	2,884	915

Net investment income	273	2,884	915

Increase (decrease) in net assets from operations:
Capital gain distributions	608	1,171	5,527
Realized capital gain (loss) on investments	(20)	75	(3)
Change in unrealized appreciation (depreciation)	(2,530)	(7,574)	(10,302)

Net gain (loss) on investments	(1,942)	(6,328)	(4,778)

Net increase (decrease) in net assets from operations	(1,669)	(3,444)	(3,863)

Contract owner transactions:
Deposits	-	-	2,564
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	3	9	291
Maintenance charges and mortality adjustments	371	(3,670)	(2,496)

Increase (decrease) in net assets from contract transactions	374	(3,661)	359

Total increase (decrease) in net assets	(1,295)	(7,105)	(3,504)

Net assets as of December 31, 2022	$11,524	$56,311	$48,399

Investment income:
Dividend distributions	307	2,726	981

Net investment income	307	2,726	981

Increase (decrease) in net assets from operations:
Capital gain distributions	-	3,305	4,516
Realized capital gain (loss) on investments	(14)	49	18
Change in unrealized appreciation (depreciation)	398	(1,688)	1,052

Net gain (loss) on investments	384	1,666	5,586

Net increase (decrease) in net assets from operations	691	4,392	6,567

Contract owner transactions:
Deposits	-	-	2,196
Terminations, withdrawals and annuity payments	-	(3,102)	-
Transfers between subaccounts, net	-	-	1,736
Maintenance charges and mortality adjustments	(5)	(3,989)	(3,506)

Increase (decrease) in net assets from contract transactions	(5)	(7,091)	426

Total increase (decrease) in net assets	686	(2,699)	6,993

Net assets as of December 31, 2023	$12,210	$53,612	$55,392

The accompanying notes are an integral part of these financial statements.

10

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. American Franchise Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2021	$119,650	$38,787	$68,333

Investment income:
Dividend distributions	-	297	890

Net investment income	-	297	890

Increase (decrease) in net assets from operations:
Capital gain distributions	25,288	5,050	8,216
Realized capital gain (loss) on investments	477	(54)	162
Change in unrealized appreciation (depreciation)	(62,369)	(13,186)	(14,569)

Net gain (loss) on investments	(36,604)	(8,190)	(6,191)

Net increase (decrease) in net assets from operations	(36,604)	(7,893)	(5,301)

Contract owner transactions:
Deposits	869	-	-
Terminations, withdrawals and annuity payments	(12,684)	-	-
Transfers between subaccounts, net	1	(7)	3
Maintenance charges and mortality adjustments	(247)	(1,250)	(3,600)

Increase (decrease) in net assets from contract transactions	(12,061)	(1,257)	(3,597)

Total increase (decrease) in net assets	(48,665)	(9,150)	(8,898)

Net assets as of December 31, 2022	$70,985	$29,637	$59,435

Investment income:
Dividend distributions	-	237	1,019

Net investment income	-	237	1,019

Increase (decrease) in net assets from operations:
Capital gain distributions	1,958	765	3,092
Realized capital gain (loss) on investments	36	211	148
Change in unrealized appreciation (depreciation)	27,009	5,518	1,513

Net gain (loss) on investments	29,003	6,494	4,753

Net increase (decrease) in net assets from operations	29,003	6,731	5,772

Contract owner transactions:
Deposits	(29)	-	-
Terminations, withdrawals and annuity payments	25	-	-
Transfers between subaccounts, net	4	5	-
Maintenance charges and mortality adjustments	(281)	(1,940)	(4,001)

Increase (decrease) in net assets from contract transactions	(281)	(1,935)	(4,001)

Total increase (decrease) in net assets	28,722	4,796	1,771

Net assets as of December 31, 2023	$99,707	$34,433	$61,206

The accompanying notes are an integral part of these financial statements.

11

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Main Street Small Cap Fund®	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2021	$1,038	$40,731	$242,414

Investment income:
Dividend distributions	3	1,429	2,438

Net investment income	3	1,429	2,438

Increase (decrease) in net assets from operations:
Capital gain distributions	150	88	15,063
Realized capital gain (loss) on investments	(1)	(534)	(456)
Change in unrealized appreciation (depreciation)	(309)	(6,200)	(38,868)

Net gain (loss) on investments	(160)	(6,646)	(24,261)

Net increase (decrease) in net assets from operations	(157)	(5,217)	(21,823)

Contract owner transactions:
Deposits	-	247	2,172
Terminations, withdrawals and annuity payments	-	(4,560)	(41,065)
Transfers between subaccounts, net	-	1	2
Maintenance charges and mortality adjustments	313	(597)	(488)

Increase (decrease) in net assets from contract transactions	313	(4,909)	(39,379)

Total increase (decrease) in net assets	156	(10,126)	(61,202)

Net assets as of December 31, 2022	$1,194	$30,605	$181,212

Investment income:
Dividend distributions	15	1,617	1,839

Net investment income	15	1,617	1,839

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	3,987
Realized capital gain (loss) on investments	2	4	2
Change in unrealized appreciation (depreciation)	232	365	18,019

Net gain (loss) on investments	234	369	22,008

Net increase (decrease) in net assets from operations	249	1,986	23,847

Contract owner transactions:
Deposits	-	203	(73)
Terminations, withdrawals and annuity payments	-	-	71
Transfers between subaccounts, net	-	-	1
Maintenance charges and mortality adjustments	298	(620)	(536)

Increase (decrease) in net assets from contract transactions	298	(417)	(537)

Total increase (decrease) in net assets	547	1,569	23,310

Net assets as of December 31, 2023	$1,741	$32,174	$204,522

The accompanying notes are an integral part of these financial statements.

12

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio
Net assets as of December 31, 2021	$61,733	$972	$20,582

Investment income:
Dividend distributions	349	-	4,847

Net investment income	349	-	4,847

Increase (decrease) in net assets from operations:
Capital gain distributions	2,653	231	-
Realized capital gain (loss) on investments	83	(1)	(47)
Change in unrealized appreciation (depreciation)	(10,723)	(515)	(2,915)

Net gain (loss) on investments	(7,987)	(285)	(2,962)

Net increase (decrease) in net assets from operations	(7,638)	(285)	1,885

Contract owner transactions:
Deposits	495	-	-
Terminations, withdrawals and annuity payments	(12,375)	-	-
Transfers between subaccounts, net	82	-	(18)
Maintenance charges and mortality adjustments	(858)	320	(1,324)

Increase (decrease) in net assets from contract transactions	(12,656)	320	(1,342)

Total increase (decrease) in net assets	(20,294)	35	543

Net assets as of December 31, 2022	$41,439	$1,007	$21,125

Investment income:
Dividend distributions	209	-	2,985

Net investment income	209	-	2,985

Increase (decrease) in net assets from operations:
Capital gain distributions	1,283	-	-
Realized capital gain (loss) on investments	5	1	3
Change in unrealized appreciation (depreciation)	4,843	205	(4,634)

Net gain (loss) on investments	6,131	206	(4,631)

Net increase (decrease) in net assets from operations	6,340	206	(1,646)

Contract owner transactions:
Deposits	407	-	-
Terminations, withdrawals and annuity payments	-	-	(883)
Transfers between subaccounts, net	-	-	2
Maintenance charges and mortality adjustments	(861)	310	(1,196)

Increase (decrease) in net assets from contract transactions	(454)	310	(2,077)

Total increase (decrease) in net assets	5,886	516	(3,723)

Net assets as of December 31, 2023	$47,325	$1,523	$17,402

The accompanying notes are an integral part of these financial statements.

13

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2021	$1,225	$11,256	$21,475

Investment income:
Dividend distributions	87	247	446

Net investment income	87	247	446

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,288
Realized capital gain (loss) on investments	(4)	(62)	(24)
Change in unrealized appreciation (depreciation)	(243)	(1,785)	(6,426)

Net gain (loss) on investments	(247)	(1,847)	(5,162)

Net increase (decrease) in net assets from operations	(160)	(1,600)	(4,716)

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	3	13	21
Maintenance charges and mortality adjustments	260	(627)	(965)

Increase (decrease) in net assets from contract transactions	263	(614)	(944)

Total increase (decrease) in net assets	103	(2,214)	(5,660)

Net assets as of December 31, 2022	$1,328	$9,042	$15,815

Investment income:
Dividend distributions	43	301	324

Net investment income	43	301	324

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	12
Realized capital gain (loss) on investments	(3)	(118)	(301)
Change in unrealized appreciation (depreciation)	9	301	1,822

Net gain (loss) on investments	6	183	1,533

Net increase (decrease) in net assets from operations	49	484	1,857

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(776)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	224	(986)	(1,093)

Increase (decrease) in net assets from contract transactions	224	(986)	(1,869)

Total increase (decrease) in net assets	273	(502)	(12)

Net assets as of December 31, 2023	$1,601	$8,540	$15,803

The accompanying notes are an integral part of these financial statements.

14

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Bond Fund
Net assets as of December 31, 2021	$5,806	$86,485	$1,939

Investment income:
Dividend distributions	162	125	54

Net investment income	162	125	54

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	21
Realized capital gain (loss) on investments	(8)	(80)	(2)
Change in unrealized appreciation (depreciation)	(598)	(10,012)	(356)

Net gain (loss) on investments	(606)	(10,092)	(337)

Net increase (decrease) in net assets from operations	(444)	(9,967)	(283)

Contract owner transactions:
Deposits	-	4,072	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	52	304	-
Maintenance charges and mortality adjustments	(120)	(3,130)	807

Increase (decrease) in net assets from contract transactions	(68)	1,246	807

Total increase (decrease) in net assets	(512)	(8,721)	524

Net assets as of December 31, 2022	$5,294	$77,764	$2,463

Investment income:
Dividend distributions	186	2,928	155

Net investment income	186	2,928	155

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	5	1	-
Change in unrealized appreciation (depreciation)	895	13,575	20

Net gain (loss) on investments	900	13,576	20

Net increase (decrease) in net assets from operations	1,086	16,504	175

Contract owner transactions:
Deposits	-	3,664	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,736	-
Maintenance charges and mortality adjustments	(144)	(3,427)	783

Increase (decrease) in net assets from contract transactions	(144)	1,973	783

Total increase (decrease) in net assets	942	18,477	958

Net assets as of December 31, 2023	$6,236	$96,241	$3,421

The accompanying notes are an integral part of these financial statements.

15

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series
Net assets as of December 31, 2021	$4,434	$35,849	$43,766

Investment income:
Dividend distributions	22	10	344

Net investment income	22	10	344

Increase (decrease) in net assets from operations:
Capital gain distributions	715	8,440	827
Realized capital gain (loss) on investments	(3)	77	(114)
Change in unrealized appreciation (depreciation)	(1,519)	(13,748)	(12,333)

Net gain (loss) on investments	(807)	(5,231)	(11,620)

Net increase (decrease) in net assets from operations	(785)	(5,221)	(11,276)

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	1,326	(1,652)	(1,647)

Increase (decrease) in net assets from contract transactions	1,326	(1,652)	(1,647)

Total increase (decrease) in net assets	541	(6,873)	(12,923)

Net assets as of December 31, 2022	$4,975	$28,976	$30,843

Investment income:
Dividend distributions	31	66	665

Net investment income	31	66	665

Increase (decrease) in net assets from operations:
Capital gain distributions	464	136	317
Realized capital gain (loss) on investments	5	37	(20)
Change in unrealized appreciation (depreciation)	936	4,368	2,307

Net gain (loss) on investments	1,405	4,541	2,604

Net increase (decrease) in net assets from operations	1,436	4,607	3,269

Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	1,251	(1,686)	(1,489)

Increase (decrease) in net assets from contract transactions	1,251	(1,686)	(1,489)

Total increase (decrease) in net assets	2,687	2,921	1,780

Net assets as of December 31, 2023	$7,662	$31,897	$32,623

The accompanying notes are an integral part of these financial statements.

16

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series	Virtus KAR Small- Cap Growth Series
Net assets as of December 31, 2021	$380,918	$716,905	$145,319

Investment income:
Dividend distributions	-	15,600	-

Net investment income	-	15,600	-

Increase (decrease) in net assets from operations:
Capital gain distributions	41,584	26,257	11,618
Realized capital gain (loss) on investments	(14,169)	615	(439)
Change in unrealized appreciation (depreciation)	(164,094)	(60,838)	(54,853)

Net gain (loss) on investments	(136,679)	(33,966)	(43,674)

Net increase (decrease) in net assets from operations	(136,679)	(18,366)	(43,674)

Contract owner transactions:
Deposits	4,148	4,767	1,651
Terminations, withdrawals and annuity payments	(48,907)	(80,551)	(562)
Transfers between subaccounts, net	94	67	36
Maintenance charges and mortality adjustments	(5,867)	(14,129)	(4,898)

Increase (decrease) in net assets from contract transactions	(50,532)	(89,846)	(3,773)

Total increase (decrease) in net assets	(187,211)	(108,212)	(47,447)

Net assets as of December 31, 2022	$193,707	$608,693	$97,872

Investment income:
Dividend distributions	-	18,108	-

Net investment income	-	18,108	-

Increase (decrease) in net assets from operations:
Capital gain distributions	15,744	5,347	7,277
Realized capital gain (loss) on investments	141	(83)	52
Change in unrealized appreciation (depreciation)	50,533	(14,615)	11,615

Net gain (loss) on investments	66,418	(9,351)	18,944

Net increase (decrease) in net assets from operations	66,418	8,757	18,944

Contract owner transactions:
Deposits	2,923	2,383	1,052
Terminations, withdrawals and annuity payments	28	64	23
Transfers between subaccounts, net	7	(6)	2
Maintenance charges and mortality adjustments	(6,583)	(10,813)	(4,242)

Increase (decrease) in net assets from contract transactions	(3,625)	(8,372)	(3,165)

Total increase (decrease) in net assets	62,793	385	15,779

Net assets as of December 31, 2023	$256,500	$609,078	$113,651

The accompanying notes are an integral part of these financial statements.

17

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series
Net assets as of December 31, 2021	$352,951	$198,561	$232,590

Investment income:
Dividend distributions	582	5,961	-

Net investment income	582	5,961	-

Increase (decrease) in net assets from operations:
Capital gain distributions	19,014	-	5,134
Realized capital gain (loss) on investments	(587)	(1,041)	(5,664)
Change in unrealized appreciation (depreciation)	(103,883)	(23,638)	(41,961)

Net gain (loss) on investments	(85,456)	(24,679)	(42,491)

Net increase (decrease) in net assets from operations	(84,874)	(18,718)	(42,491)

Contract owner transactions:
Deposits	516	3,869	4,052
Terminations, withdrawals and annuity payments	-	(4,235)	(34,148)
Transfers between subaccounts, net	243	(4,932)	1
Maintenance charges and mortality adjustments	(6,062)	(5,146)	(932)

Increase (decrease) in net assets from contract transactions	(5,303)	(10,444)	(31,027)

Total increase (decrease) in net assets	(90,177)	(29,162)	(73,518)

Net assets as of December 31, 2022	$262,774	$169,399	$159,072

Investment income:
Dividend distributions	1,506	8,477	185

Net investment income	1,506	8,477	185

Increase (decrease) in net assets from operations:
Capital gain distributions	11,077	-	-
Realized capital gain (loss) on investments	16	21	4
Change in unrealized appreciation (depreciation)	36,930	6,342	28,498

Net gain (loss) on investments	48,023	6,363	28,502

Net increase (decrease) in net assets from operations	49,529	14,840	28,687

Contract owner transactions:
Deposits	42	3,651	1,056
Terminations, withdrawals and annuity payments	-	-	99
Transfers between subaccounts, net	1,209	4,676	4
Maintenance charges and mortality adjustments	(5,312)	(5,693)	(363)

Increase (decrease) in net assets from contract transactions	(4,061)	2,634	796

Total increase (decrease) in net assets	45,468	17,474	29,483

Net assets as of December 31, 2023	$308,242	$186,873	$188,555

The accompanying notes are an integral part of these financial statements.

18

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus Strategic Allocation Series	Wanger Acorn	Wanger International
Net assets as of December 31, 2021	$6,794	$300,877	$97,984

Investment income:
Dividend distributions	14	-	641

Net investment income	14	-	641

Increase (decrease) in net assets from operations:
Capital gain distributions	399	77,031	12,686
Realized capital gain (loss) on investments	(110)	(432)	(129)
Change in unrealized appreciation (depreciation)	(2,425)	(177,104)	(46,401)

Net gain (loss) on investments	(2,136)	(100,505)	(33,844)

Net increase (decrease) in net assets from operations	(2,122)	(100,505)	(33,203)

Contract owner transactions:
Deposits	2,675	3,266	2,709
Terminations, withdrawals and annuity payments	-	-	(436)
Transfers between subaccounts, net	378	315	182
Maintenance charges and mortality adjustments	(2,730)	(6,306)	(2,872)

Increase (decrease) in net assets from contract transactions	323	(2,725)	(417)

Total increase (decrease) in net assets	(1,799)	(103,230)	(33,620)

Net assets as of December 31, 2022	$4,995	$197,647	$64,364

Investment income:
Dividend distributions	79	-	229

Net investment income	79	-	229

Increase (decrease) in net assets from operations:
Capital gain distributions	442	-	-
Realized capital gain (loss) on investments	1	64	(13)
Change in unrealized appreciation (depreciation)	711	42,851	10,696

Net gain (loss) on investments	1,154	42,915	10,683

Net increase (decrease) in net assets from operations	1,233	42,915	10,912

Contract owner transactions:
Deposits	2,388	2,931	1,795
Terminations, withdrawals and annuity payments	-	-	21
Transfers between subaccounts, net	2,092	2,170	870
Maintenance charges and mortality adjustments	(3,349)	(5,846)	(2,140)

Increase (decrease) in net assets from contract transactions	1,131	(745)	546

Total increase (decrease) in net assets	2,364	42,170	11,458

Net assets as of December 31, 2023	$7,359	$239,817	$75,822

The accompanying notes are an integral part of these financial statements.

19

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

Wanger Select (a)
Net assets as of December 31, 2021	$1,123

Investment income:
Dividend distributions	-

Net investment income	-

Increase (decrease) in net assets from operations:
Capital gain distributions	375
Realized capital gain (loss) on investments	(20)
Change in unrealized appreciation (depreciation)	(744)

Net gain (loss) on investments	(389)

Net increase (decrease) in net assets from operations	(389)

Contract owner transactions:
Deposits	-
Terminations, withdrawals and annuity payments	-
Transfers between subaccounts, net	4
Maintenance charges and mortality adjustments	(86)

Increase (decrease) in net assets from contract transactions	(82)

Total increase (decrease) in net assets	(471)

Net assets as of December 31, 2022	$652

Investment income:
Dividend distributions	-

Net investment income	-

Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(514)
Change in unrealized appreciation (depreciation)	575

Net gain (loss) on investments	61

Net increase (decrease) in net assets from operations	61

Contract owner transactions:
Deposits	-
Terminations, withdrawals and annuity payments	-
Transfers between subaccounts, net	(695)
Maintenance charges and mortality adjustments	(18)

Increase (decrease) in net assets from contract transactions	(713)

Total increase (decrease) in net assets	(652)

Net assets as of December 31, 2023	$-

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

20

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements

December 31, 2023

Note 1. Organization

The Nassau Life and Annuity Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life and Annuity Company (“NLA”, the Company, “we” or “us”). Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on July 1, 1996. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-

21

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NLA and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NLA’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NLA’s general account assets.

Fifty-four subaccounts are currently offered by the Separate Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount

AMT Sustainable Equity Portfolio
DWS Small Cap Index VIP
Guggenheim VT Long Short Equity Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Global Fund
Invesco V.I. Main Street Mid Cap Fund®
Lazard Retirement US Small Cap Equity Select Portfolio
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio
Rydex VT Inverse Government Long Bond Strategy Fund

22

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccounts with No Activity (continued)

Rydex VT Nova Fund
TVST Touchstone Balanced Fund

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2022 or 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 21, 2023	Wanger Acorn	Wanger Select

C. Liquidations

There were no fund liquidations in 2022 or 2023.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

May 2, 2022	Wanger Acorn	Wanger USA
September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least

23

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NLA, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NLA does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NLA will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument

24

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

The Separate Account had no financial liabilities as of December 31, 2023.

25

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2023 and 2022, were as follows:

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 233	$ 6,105	$ 30,939	$ 7,633
Calvert VP S&P MidCap 400 Index Portfolio	1,508	1,609	6,071	1,624
DWS Equity 500 Index VIP	35,158	16,426	44,829	22,505
Federated Hermes Fund for U.S. Government Securities II	3,821	3,407	5,832	7,279
Federated Hermes Government Money Fund II	36,166	12,163	11,736	11,222
Federated Hermes High Income Bond Fund II	910	928	572	1,031
Fidelity® VIP Contrafund® Portfolio	7,436	16,831	10,141	10,583
Fidelity® VIP Growth Opportunities Portfolio	2,446	6,929	47,963	5,559
Fidelity® VIP Growth Portfolio	18,736	12,545	28,127	20,313
Fidelity® VIP Investment Grade Bond Portfolio	1,338	1,037	2,071	816
Franklin Income VIP Fund	6,031	7,093	4,291	3,896
Franklin Mutual Shares VIP Fund	9,358	3,434	9,487	2,686
Invesco V.I. American Franchise Fund	1,958	281	26,270	13,042
Invesco V.I. Core Equity Fund	1,085	2,018	5,631	1,542
Invesco V.I. Equity and Income Fund	4,111	4,001	9,348	3,839
Invesco V.I. Main Street Small Cap Fund®	351	38	494	28
Lord Abbett Series Fund Bond Debenture Portfolio	1,772	571	1,783	5,175
Lord Abbett Series Fund Growth and Income Portfolio	5,825	536	19,992	41,869
Lord Abbett Series Fund Mid Cap Stock Portfolio	1,828	789	4,033	13,686
Neuberger Berman AMT Mid Cap Growth Portfolio	341	32	575	24
PIMCO CommodityReal Return® Strategy Portfolio	3,025	2,118	4,948	1,443
PIMCO Real Return Portfolio	409	140	463	114
PIMCO Total Return Portfolio	301	986	415	782
Templeton Developing Markets VIP Fund	340	1,872	1,821	1,031
Templeton Foreign VIP Fund	186	144	223	131
Templeton Growth VIP Fund	7,985	3,084	4,555	3,184
TVST Touchstone Bond Fund	1,015	77	938	56
TVST Touchstone Common Stock Fund	1,911	166	2,182	118
TVST Touchstone Small Company Fund	202	1,686	8,505	1,708
Virtus Duff & Phelps Real Estate Securities Series	982	1,489	1,236	1,712

26

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Virtus KAR Capital Growth Series	$ 18,560	$ 6,442	$ 46,053	$ 54,999
Virtus KAR Enhanced Core Equity Series	25,560	10,477	47,754	95,743
Virtus KAR Small-Cap Growth Series	8,349	4,237	13,586	5,741
Virtus KAR Small-Cap Value Series	14,144	5,620	20,919	6,626
Virtus Newfleet Multi-Sector Intermediate Bond Series	17,325	6,214	11,216	15,699
Virtus SGA International Growth Series	2,267	1,287	10,289	36,181
Virtus Strategic Allocation Series	5,013	3,362	3,525	2,789
Wanger Acorn	5,009	5,754	80,460	6,154
Wanger International	2,873	2,098	16,170	3,261
Wanger Select (a)	-	713	381	88

(a) Merger. See Note 2.

27

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NLA and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NLA is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NLA makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits. Periodic charges appear on the statement of changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NLA makes deductions for administrative charges at a maximum rate of $120 per policy. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.

Cost of Insurance Charge – In accordance with terms of the contracts, NLA makes monthly deductions for costs of insurance to cover NLA’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge – In accordance with terms of the contracts, NLA will make monthly deductions at a maximum rate of .90% annually.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Optional Rider and Benefit Charges

NLA may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

Charges Against Premium

NLA deducts a sales charge from every premium payment and a deferred acquisition cost tax charge to the contract to reimburse NLA for our federal tax liability related to our receipt of premium.

C. Other Charges

NLA may deduct other charges depending on the contract terms.

28

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Alger Capital Appreciation Portfolio	16	(420)	(404)	28	(549)	(521)
Calvert VP S&P MidCap 400 Index Portfolio	-	(411)	(411)	13	(442)	(429)
DWS Equity 500 Index VIP	588	(959)	(371)	1,002	(1,356)	(354)
Federated Hermes Fund for U.S. Government
Securities II	228	(628)	(400)	656	(1,298)	(642)
Federated Hermes Government Money Fund II	3,693	(11,393)	(7,700)	3,390	(10,825)	(7,435)
Federated Hermes High Income Bond Fund II	80	(83)	(3)	50	(95)	(45)
Fidelity® VIP Contrafund® Portfolio	30	(820)	(790)	52	(540)	(488)
Fidelity® VIP Growth Opportunities Portfolio	123	(319)	(196)	713	(280)	433
Fidelity® VIP Growth Portfolio	222	(821)	(599)	237	(1,422)	(1,185)
Fidelity® VIP Investment Grade Bond Portfolio	607	(617)	(10)	705	(476)	229
Franklin Income VIP Fund	-	(2,823)	(2,823)	90	(1,565)	(1,475)
Franklin Mutual Shares VIP Fund	392	(347)	45	319	(282)	37
Invesco V.I. American Franchise Fund	-	(79)	(79)	271	(4,135)	(3,864)
Invesco V.I. Core Equity Fund	27	(614)	(587)	91	(493)	(402)
Invesco V.I. Equity and Income Fund	-	(1,362)	(1,362)	80	(1,342)	(1,262)
Invesco V.I. Main Street Small Cap Fund®	98	(11)	87	107	(8)	99
Lord Abbett Series Fund Bond Debenture Portfolio	61	(224)	(163)	101	(2,064)	(1,963)
Lord Abbett Series Fund Growth and Income
Portfolio	-	(170)	(170)	782	(13,318)	(12,536)
Lord Abbett Series Fund Mid Cap Stock Portfolio	114	(271)	(157)	373	(5,199)	(4,826)
Neuberger Berman AMT Mid Cap Growth Portfolio	179	(17)	162	193	(13)	180
PIMCO CommodityReal Return® Strategy Portfolio	44	(2,359)	(2,315)	105	(1,396)	(1,291)
PIMCO Real Return Portfolio	203	(79)	124	204	(62)	142
PIMCO Total Return Portfolio	-	(543)	(543)	87	(421)	(334)
Templeton Developing Markets VIP Fund	-	(157)	(157)	6	(89)	(83)
Templeton Foreign VIP Fund	-	(24)	(24)	2	(25)	(23)
Templeton Growth VIP Fund	664	(406)	258	636	(457)	179

29

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

TVST Touchstone Bond Fund	537	(48)	489	543	(35)	508
TVST Touchstone Common Stock Fund	337	(40)	297	397	(32)	365
TVST Touchstone Small Company Fund	-	(459)	(459)	14	(494)	(480)
Virtus Duff & Phelps Real Estate Securities Series	-	(65)	(65)	2	(68)	(66)
Virtus KAR Capital Growth Series	252	(622)	(370)	453	(6,047)	(5,594)
Virtus KAR Enhanced Core Equity Series	197	(978)	(781)	540	(8,866)	(8,326)
Virtus KAR Small-Cap Growth Series	28	(118)	(90)	53	(157)	(104)
Virtus KAR Small-Cap Value Series	88	(318)	(230)	74	(369)	(295)
Virtus Newfleet Multi-Sector Intermediate Bond
Series	935	(658)	277	563	(1,683)	(1,120)
Virtus SGA International Growth Series	237	(147)	90	621	(4,405)	(3,784)
Virtus Strategic Allocation Series	461	(345)	116	328	(296)	32
Wanger Acorn	309	(353)	(44)	214	(387)	(173)
Wanger International	248	(200)	48	268	(315)	(47)
Wanger Select (a)	-	(46)	(46)	-	(6)	(6)

(a) Merger. See Note 2.

30

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account product has unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Alger Capital Appreciation Portfolio
2023	27,730	17.26	478,580	-	-	43.12
2022	28,134	12.06	339,246	-	-	(36.53)
2021	28,655	19.00	544,327	-	-	19.13
2020	28,903	15.95	460,895	-	-	41.75
2019	29,228	11.25	328,798	-	-	33.58
Calvert VP S&P MidCap 400 Index Portfolio
2023	6,935	4.33	30,010	1.23	-	16.09
2022	7,346	3.73	27,374	0.93	-	(13.26)
2021	7,775	4.30	33,434	0.84	-	24.41
2020	8,116	3.46	28,051	1.23	-	13.32
2019	8,608	3.05	26,253	0.83	-	25.83
DWS Equity 500 Index VIP
2023	22,921	19.27	441,646	1.35	-	26.03
2022	23,292	15.29	356,195	1.25	-	(18.37)
2021	23,646	18.73	442,806	1.53	-	28.40
2020	23,774	14.58	346,735	1.52	-	18.10
2019	36,130	12.35	446,207	1.95	-	31.19
Federated Hermes Fund for U.S. Government Securities II
2023	18,769	5.61	105,322	2.52	-	4.08
2022	19,169	5.39	103,238	1.85	-	(12.50)
2021	19,811	6.16	122,009	2.06	-	(2.04)
2020	19,569	6.29	123,035	2.35	-	5.21
2019	19,216	5.98	114,828	2.36	-	5.90

31

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Federated Hermes Government Money Fund II
2023	677,732	1.09	741,293	4.45	-	3.81
2022	685,432	1.05	717,290	1.15	-	1.94
2021	692,867	1.03	716,776	0.00	-	-
2020	699,332	1.03	723,451	0.20	-	0.20
2019	706,259	1.03	729,128	1.63	-	1.64
Federated Hermes High Income Bond Fund II
2023	15	12.06	177	6.97	-	12.71
2022	18	10.70	189	8.00	-	(11.79)
2021	63	12.13	759	4.52	-	4.85
2020	81	11.57	942	6.41	-	5.59
2019	119	10.95	1,303	7.29	-	14.54
Fidelity® VIP Contrafund® Portfolio
2023	7,783	24.10	187,547	0.39	-	33.37
2022	8,573	18.07	154,931	0.40	-	(26.40)
2021	9,061	24.55	222,426	0.04	-	27.71
2020	9,458	19.22	181,804	0.15	-	30.43
2019	9,804	14.74	144,480	0.36	-	31.45
Fidelity® VIP Growth Opportunities Portfolio
2023	8,570	25.35	217,290	-	-	45.52
2022	8,766	17.42	152,742	-	-	(38.23)
2021	8,333	28.20	235,010	-	-	11.83
2020	8,864	25.22	224,017	0.01	-	68.49
2019	9,766	14.97	146,454	0.05	-	40.70
Fidelity® VIP Growth Portfolio
2023	20,645	17.61	363,481	0.04	-	36.09
2022	21,244	12.94	274,827	0.51	-	(24.50)
2021	22,429	17.14	384,426	-	-	23.08
2020	23,173	13.93	322,697	0.06	-	43.75
2019	23,988	9.69	232,389	0.18	-	34.18

32

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Fidelity® VIP Investment Grade Bond Portfolio
2023	6,991	1.75	12,210	2.62	-	6.06
2022	7,001	1.65	11,524	2.30	-	(12.70)
2021	6,772	1.89	12,819	1.98	-	(0.72)
2020	6,584	1.91	12,555	2.17	-	9.26
2019	6,461	1.74	11,272	2.69	-	9.58
Franklin Income VIP Fund
2023	20,033	2.68	53,612	5.13	-	8.94
2022	22,856	2.46	56,311	4.86	-	(5.75)
2021	24,331	2.61	63,416	4.66	-	16.75
2020	25,520	2.23	56,971	5.88	-	0.69
2019	27,019	2.22	59,901	5.36	-	16.06
Franklin Mutual Shares VIP Fund
2023	5,149	10.76	55,392	1.93	-	13.50
2022	5,104	9.48	48,399	1.87	-	(7.42)
2021	5,067	10.24	51,903	3.20	-	19.17
2020	4,951	8.60	42,553	2.90	-	(5.04)
2019	4,798	9.05	43,434	1.88	-	22.57
Invesco V.I. American Franchise Fund
2023	23,898	4.17	99,707	-	-	40.88
2022	23,977	2.96	70,985	-	-	(31.16)
2021	27,841	4.30	119,650	-	-	11.93
2020	27,583	3.84	105,912	0.07	-	42.35
2019	27,078	2.70	73,038	-	-	36.76
Invesco V.I. Core Equity Fund
2023	9,498	3.63	34,433	0.74	-	23.47
2022	10,085	2.94	29,637	0.92	-	(20.54)
2021	10,487	3.70	38,787	0.67	-	27.74
2020	11,014	2.90	31,891	1.37	-	13.85
2019	11,620	2.54	29,551	0.95	-	28.96

33

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Invesco V.I. Equity and Income Fund
2023	19,322	3.17	61,206	1.73	-	10.45
2022	20,684	2.87	59,435	1.43	-	(7.72)
2021	21,946	3.11	68,333	1.65	-	18.35
2020	23,001	2.63	60,513	2.22	-	9.65
2019	24,429	2.40	58,615	1.73	-	20.01
Invesco V.I. Main Street Small Cap Fund®
2023	453	3.84	1,741	1.06	-	17.79
2022	366	3.26	1,194	0.30	-	(16.20)
2021	267	3.89	1,038	0.22	-	22.26
2020	180	3.18	573	0.59	-	19.64
2019	31	2.66	83	-	-	26.13
Lord Abbett Series Fund Bond Debenture Portfolio
2023	12,043	2.67	32,174	5.26	-	6.80
2022	12,206	2.50	30,605	4.16	-	(12.89)
2021	14,169	2.87	40,731	2.97	-	3.28
2020	16,305	2.78	45,376	3.96	-	7.30
2019	16,244	2.59	42,129	3.95	-	13.35
Lord Abbett Series Fund Growth and Income Portfolio
2023	59,113	3.46	204,522	0.98	-	13.07
2022	59,283	3.06	181,212	1.10	-	(9.47)
2021	71,819	3.38	242,414	1.09	-	29.02
2020	70,861	2.62	185,384	1.79	-	2.70
2019	69,093	2.55	176,010	1.73	-	22.49
Lord Abbett Series Fund Mid Cap Stock Portfolio
2023	14,801	3.20	47,325	0.49	-	15.52
2022	14,958	2.77	41,439	0.72	-	(11.22)
2021	19,784	3.12	61,733	0.57	-	28.70
2020	24,832	2.42	60,205	1.15	-	2.50
2019	24,701	2.37	58,429	0.94	-	22.64

34

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Neuberger Berman AMT Mid Cap Growth Portfolio
2023	738	2.06	1,523	-	-	17.71
2022	576	1.75	1,007	-	-	(28.86)
2021	396	2.46	972	-	-	12.72
2020	258	2.18	562	-	-	39.71
2019	51	1.56	79	-	-	32.48
PIMCO CommodityReal Return® Strategy Portfolio
2023	19,685	0.88	17,402	16.05	-	(8.33)
2022	22,000	0.96	21,125	20.60	-	9.09
2021	23,291	0.88	20,582	4.12	-	33.11
2020	24,181	0.66	16,053	6.21	-	1.23
2019	25,157	0.66	16,499	4.34	-	11.35
PIMCO Real Return Portfolio
2023	878	1.82	1,601	2.91	-	3.41
2022	754	1.76	1,328	6.76	-	(12.00)
2021	612	2.00	1,225	4.99	-	5.48
2020	453	1.90	860	1.28	-	11.60
2019	274	1.70	465	1.74	-	8.33
PIMCO Total Return Portfolio
2023	4,504	1.90	8,540	3.48	-	6.15
2022	5,047	1.79	9,042	2.50	-	(14.35)
2021	5,381	2.09	11,256	1.72	-	(1.36)
2020	5,722	2.12	12,141	2.03	-	8.54
2019	6,141	1.96	12,005	2.91	-	8.25
Templeton Developing Markets VIP Fund
2023	1,235	12.79	15,803	2.06	-	12.59
2022	1,392	11.36	15,815	2.60	-	(21.98)
2021	1,475	14.56	21,475	0.88	-	(5.74)
2020	1,547	15.45	23,894	4.14	-	17.18
2019	1,636	13.18	21,567	0.99	-	26.70

35

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Templeton Foreign VIP Fund
2023	948	6.57	6,236	3.21	-	20.77
2022	972	5.44	5,294	3.06	-	(7.64)
2021	995	5.89	5,806	1.84	-	4.16
2020	1,013	5.66	5,678	3.38	-	(1.16)
2019	1,062	5.72	6,023	1.83	-	12.53
Templeton Growth VIP Fund
2023	11,578	8.30	96,241	3.36	-	20.99
2022	11,320	6.86	77,764	0.16	-	(11.60)
2021	11,141	7.76	86,485	1.34	-	4.87
2020	10,801	7.39	79,954	3.02	-	5.80
2019	10,302	6.99	72,085	2.79	-	15.15
TVST Touchstone Bond Fund
2023	2,069	1.65	3,421	5.35	-	5.77
2022	1,580	1.56	2,463	2.48	-	(13.81)
2021	1,072	1.81	1,939	3.10	-	(1.21)
2020	601	1.83	1,100	2.78	-	9.71
2019	113	1.67	189	1.29	-	10.46
TVST Touchstone Common Stock Fund
2023	1,670	4.59	7,662	0.49	-	26.80
2022	1,373	3.62	4,975	0.48	-	(17.73)
2021	1,008	4.40	4,434	0.67	-	27.85
2020	663	3.44	2,280	1.00	-	23.68
2019	126	2.78	351	0.56	-	28.58
TVST Touchstone Small Company Fund
2023	7,747	4.12	31,897	0.22	-	16.71
2022	8,206	3.53	28,976	0.03	-	(14.53)
2021	8,686	4.13	35,849	0.07	-	24.18
2020	9,067	3.32	30,135	0.16	-	18.70
2019	9,616	2.80	26,926	0.02	-	21.40

36

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Virtus Duff & Phelps Real Estate Securities Series
2023	1,298	25.12	32,623	2.16	-	11.00
2022	1,363	22.63	30,843	0.96	-	(26.09)
2021	1,429	30.62	43,766	0.66	-	46.41
2020	1,482	20.91	31,001	1.16	-	(1.55)
2019	1,558	21.24	33,091	1.32	-	27.42
Virtus KAR Capital Growth Series
2023	21,447	11.96	256,500	-	-	34.68
2022	21,817	8.88	193,707	-	-	(36.12)
2021	27,411	13.90	380,918	-	-	12.14
2020	31,614	12.39	391,772	-	-	50.23
2019	31,635	8.25	260,969	-	-	39.87
Virtus KAR Enhanced Core Equity Series
2023	54,638	11.15	609,078	3.09	-	1.55
2022	55,419	10.98	608,693	2.40	-	(2.40)
2021	63,745	11.25	716,905	2.25	-	17.39
2020	72,574	9.58	695,308	1.77	-	14.91
2019	72,775	8.34	606,755	1.25	-	28.67
Virtus KAR Small-Cap Growth Series
2023	2,921	38.90	113,651	-	-	19.69
2022	3,011	32.50	97,872	-	-	(30.33)
2021	3,115	46.65	145,319	-	-	4.98
2020	3,181	44.44	141,331	-	-	44.64
2019	3,251	30.72	99,877	-	-	37.31
Virtus KAR Small-Cap Value Series
2023	15,466	19.93	308,242	0.55	-	19.06
2022	15,696	16.74	262,774	0.20	-	(24.15)
2021	15,991	22.07	352,951	0.12	-	19.72
2020	16,177	18.44	298,237	1.13	-	29.65
2019	16,421	14.22	233,510	0.98	-	24.63

37

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Virtus Newfleet Multi-Sector Intermediate Bond Series
2023	18,779	9.95	186,873	4.84	-	8.62
2022	18,502	9.16	169,399	3.32	-	(9.49)
2021	19,622	10.12	198,561	2.96	-	1.07
2020	18,533	10.01	185,553	3.58	-	6.53
2019	16,826	9.40	158,130	2.74	-	10.47
Virtus SGA International Growth Series
2023	20,005	9.43	188,555	0.11	-	18.02
2022	19,915	7.99	159,072	-	-	(18.55)
2021	23,699	9.81	232,590	-	-	8.32
2020	23,079	9.06	209,108	-	-	23.64
2019	22,089	7.33	161,880	0.88	-	18.54
Virtus Strategic Allocation Series
2023	684	10.75	7,359	1.26	-	22.16
2022	568	8.80	4,995	0.27	-	(30.54)
2021	536	12.67	6,794	0.28	-	7.57
2020	464	11.78	5,463	0.76	-	33.96
2019	416	8.79	3,656	1.14	-	26.05
Wanger Acorn
2023	13,417	17.87	239,817	-	-	21.73
2022	13,461	14.68	197,647	-	-	(33.48)
2021	13,634	22.07	300,877	0.82	-	8.90
2020	13,743	20.26	278,488	-	-	24.23
2019	13,853	16.31	225,966	0.25	-	31.10
Wanger International
2023	6,660	11.38	75,822	0.33	-	16.96
2022	6,612	9.73	64,364	0.91	-	(33.85)
2021	6,659	14.71	97,984	0.58	-	18.81
2020	6,603	12.38	81,775	2.02	-	14.36
2019	6,441	10.83	69,752	0.84	-	29.99

38

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Wanger Select (a)
2023	-	15.37	-	-	-	9.40
2022	46	14.05	652	-	-	(34.83)
2021	52	21.56	1,123	-	-	5.83
2020	56	20.37	1,146	0.76	-	26.65
2019	62	16.08	993	0.07	-	29.30

(a) Merger. See Note 2.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

39

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life and Annuity Company

and Contract Owners of Nassau Life and Annuity Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life and Annuity Variable Universal Life Account (the Separate Account) as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

40

Appendix (2)

Alger Capital Appreciation Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
DWS Equity 500 Index VIP
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Investment Grade Bond Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund Invesco V.I.
American Franchise Fund Invesco V.I.
Core Equity Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Main Street Small Cap Fund®
Lord Abbett Series Fund Bond Debenture Portfolio
Lord Abbett Series Fund Growth and Income Portfolio
Lord Abbett Series Fund Mid Cap Stock Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO CommodityReal Return® Strategy Portfolio
PIMCO Real Return Portfolio
PIMCO Total Return Portfolio
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series
Virtus KAR Enhanced Core Equity Series
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series
Virtus Strategic Allocation Series
Wanger Acorn
Wanger International
Wanger Select (statements of operations and changes for the period
January 1, 2023 to April 21, 2023, merger date, and the year ended December 31, 2022)

(2)	Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023.

41

Nassau Life and Annuity Company

One American Row

Hartford, CT 06103-2899

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life and Annuity Company

A member of The Nassau Companies of New York

www.nfg.com

OL4260 © 2023 The Nassau Companies of New York	12-23